UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 21, 2005

PROXYMED, INC.

(Exact name of registrant as specified in its charter)

Florida	000-22052	65-0202059

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1854 Shackleford Court, Suite 200, Atlanta, Georgia		30093-2924

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 806-9918

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On March 15, 2005, ProxyMed, Inc. (the “Company”) announced its financial results for the fourth quarter and year ended December 31, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. Additionally, on March 16, 2005, the Company held a teleconference call to report its financial and operating results for the quarter ended December 31, 2004. A transcript of the call, including questions from participants and answers from management, is attached as Exhibit 99.2 to this Current Report of Form 8-K.

     In accordance with General instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     FORWARD LOOKING STATEMENTS — This document contains forward-looking statements that reflect the Company’s current assumptions and expectations regarding future events. While these statements reflect the Company’s current judgment, they are subject to risks and uncertainties. Actual results may differ significantly from projected results due to a number of factors, including, but not limited to, the soundness of our business strategies relative to the perceived market opportunities; ProxyMed’s ability to continue to integrate the operations of PlanVista into its existing operations, the ability to identify suitable future acquisition candidates; the ability to successfully integrate any future acquisitions; ProxyMed’s ability to successfully develop, market, sell, cross-sell, install and upgrade its clinical and financial transaction services and applications to current and new physicians, payers, medical laboratories and pharmacies; the ability to compete effectively on price and support services; ProxyMed’s assessment of the healthcare industry’s need, desire and ability to become technology efficient; ProxyMed’s ability to win and expand business based on the Company’s web-based self-service and flexible business model; and ProxyMed’s ability and that of its business associates to comply with various government rules regarding healthcare and patient privacy. For further cautions about the risks of investing in ProxyMed, we refer you to the documents we file from time to time with the Securities and Exchange Commission, particularly the Company’s Form 10-K for the year ended December 31, 2004, which we strongly urge you to read. ProxyMed expressly disclaims any intent or obligation to update any forward-looking statements. When used, the words “believes”, “estimated”, “expects”, “anticipates”, “may” and similar expressions are intended to identify forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

     (c) The following exhibits are included herein:

Exhibit 99.1 -	Press Release dated March 15, 2005, reporting financial results for the fourth quarter and annual year ended December 31, 2004.

Exhibit 99.2 -	Transcript of Q4 and annual 2004 financial results teleconference call held on March 16, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProxyMed, Inc.
Date: March 21, 2005	/s/ Gregory J. Eisenhauer
Gregory J. Eisenhauer, Executive Vice
President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated March 15, 2005 reporting financial results for the fourth quarter and annual year ended December 31, 2004.

99.2	Transcript of fourth quarter and annual 2004 financial results teleconference call held on March 16, 2005.

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